SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 19, 2004

Date of Report

BAXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission file number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 948-2000

Item 5. Other Events and Regulation FD Disclosure.

On April 19, 2004, Baxter International Inc. issued the attached press release announcing that its board of directors has elected Robert L. Parkinson, Jr. as the company’s new chairman and chief executive officer, effective April 26, 2004. The press release is filed as Exhibit 99 and incorporated by reference.

Item 7. Exhibits.

99	Press Release dated April 19, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)

By:	/S/ Jan Stern Reed
Jan Stern Reed
Corporate Secretary

Date: April 19, 2004

Exhibit Index

Exhibit No.	Description
99	Press Release dated April 19, 2004